Ivy Funds Variable Insurance Portfolios

Supplement dated December 13, 2012 to the

Ivy Funds Variable Insurance Portfolios Statement of Additional Information

dated April 30, 2012

and as supplemented June 4, 2012

The fourth paragraph of the “Investment Advisory and Other Services — Subadvisory Agreements” section for Advantus Capital Management, Inc. on page 59 is deleted and replaced with the following:

For its services, Advantus Capital receives a subadvisory fee from WRIMCO, at an annual rate of 0.48% of the average daily net assets of Ivy Funds VIP Real Estate Securities. The subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month. Through April 30, 2014, Advantus Capital has contractually agreed to reduce the subadvisory fee paid by WRIMCO by an annual rate of 0.045% of average daily net assets.

The following is added as a new paragraph prior to the first full paragraph of the “Taxation of the Portfolios — General” section on page 86:

A Portfolio may invest in one or more wholly owned subsidiaries as special purpose entities to hold certain investments that, if held directly by the Portfolio, might not generate Qualifying Income. Any such special purpose entity likely would be subject to U.S. Federal income tax, resulting in a reduced after-tax yield on the investment return of the assets held by it, as compared with a direct investment by the Portfolio in such assets.

Supplement	Statement of Additional Information	1